UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 31, 2007
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                          000-31989               54-1987541
(State or other jurisdiction     (Commission File No.)    (I.R.S. Employer
 of incorporation)                                         Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 31, 2007, Convera Corporation (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with FAST Search & Transfer, Inc., a Massachusetts corporation, pursuant to which the Company and its subsidiaries will assign their respective assets used exclusively in the Company's RetrievalWare business to FAST Search & Transfer, Inc., its parent, Fast Search & Transfer(TM), or its parent's direct or indirect subsidiaries (such parties collectively referred to herein as "FAST") (the "Transaction"). In connection with the Transaction, FAST will assume certain liabilities and obligations of the Company related to the RetrievalWare business. The Company and FAST will also enter into a license agreement, pursuant to which the Company will license FAST certain of the Company's intellectual property used in the RetrievalWare business. Under the terms of the Purchase Agreement, the consideration to be received by the Company consists of $23 million in cash, subject to adjustment, up or down, based on the Company's working capital as of the closing date.

         The Transaction is subject to a number of customary closing conditions, including the Company's receipt of a fairness opinion from its independent financial advisor that the consideration to be received by the Company in connection with the Transaction is fair to the Company from a financial point of view. The Transaction is expected to close in the second quarter of 2007.

         The Company issued a press release on April 2, 2007 announcing the Transaction. A copy of the press release is filed as Exhibit 99.1 attached hereto and incorporated herein by reference.


ITEM 9.01(D).  FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press Release of Convera Corporation dated April 2, 2007.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding the Company's business and the Transaction that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause the Company's actual results to differ from those contained in the forward-looking statement, see the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and discussions of potential risks and uncertainties in the Company's subsequent filings with the SEC.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          CONVERA CORPORATION


                                           By:      /s/ Matthew G. Jones
                                                --------------------------------
                                                   Matthew G. Jones
                                                   Chief Financial Officer

Date:  April 4, 2007



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